Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
December 31, 2021

Table of Contents

GAAP-Basis Financial Information:
5-Year Summary of Results	2
Consolidated Financial Highlights	3
Consolidated Results of Operations	4
Consolidated Statement of Condition	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	7
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year-to-Date	8
Investment Portfolio Holdings by Asset Class	9
Investment Portfolio Non-U.S. Investments	11
Assets Under Custody and/or Administration	12
Assets Under Management	13
Industry Flow Data by Asset Class	14
Line of Business Information	15
Allowance for Credit Losses	16

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	17
Reconciliation of Pre-tax Margin Excluding Notable Items	20
Reconciliation of Notable Items	21
Reconciliations of Constant Currency FX Impacts	22

Capital:
Reconciliation of Tangible Common Equity Ratio	23
Regulatory Capital	24
Reconciliations of Supplementary Leverage Ratios	25

This financial information should be read in conjunction with State Street's news release dated January 19, 2022.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2017	2018	2019	2020	2021
Year ended December 31:
Total fee revenue	$9,001	$9,454	$9,147	$9,499	$10,012
Net interest income	2,304	2,671	2,566	2,200	1,905
Other income	(39)	6	43	4	110
Total revenue	11,266	12,131	11,756	11,703	12,027
Provision for credit losses	2	15	10	88	(33)
Total expenses	8,269	9,015	9,034	8,716	8,889
Income before income tax expense	2,995	3,101	2,712	2,899	3,171
Income tax expense	839	508	470	479	478
Net income	2,156	2,593	2,242	2,420	2,693
Net income available to common shareholders	$1,972	$2,404	$2,009	$2,257	$2,572
Per common share:
Diluted earnings per common share	$5.19	$6.39	$5.38	$6.32	$7.19
Average diluted common shares outstanding (in thousands)	380,213	376,476	373,666	357,106	357,962
Cash dividends declared per common share	$1.60	$1.78	$1.98	$2.08	$2.18
Closing price per share of common stock (at year end)	97.61	63.07	79.10	72.78	93.00
Average balance sheet:
Investment securities	$95,779	$88,070	$91,768	$109,175	$111,730
Total assets	219,450	223,385	223,334	269,334	299,743
Total deposits	163,808	161,408	158,262	193,225	235,404
Ratios and other metrics:
Return on average common equity	10.5%	12.1%	9.4%	10.0%	10.7%
Pre-tax margin	26.6	25.6	23.1	24.8	26.4
Pre-tax margin, excluding notable items(1)	28.7	28.8	25.8	26.3	27.6
Net interest margin, fully taxable-equivalent basis	1.29	1.47	1.42	0.97	0.74
Common equity tier 1 ratio(2)(3)(4)	11.9	11.7	11.7	12.3	14.2
Tier 1 capital ratio(2)(3)(4)	15.0	15.5	14.5	14.4	15.9
Total capital ratio(2)(3)(4)	16.0	16.3	15.6	15.3	17.4
Tier 1 leverage ratio(2)(3)	7.3	7.2	6.9	6.4	6.1
Supplementary leverage ratio(2)(3)	6.5	6.3	6.1	8.1	7.4
Assets under custody and/or administration (in trillions)	$33.12	$31.62	$34.36	$38.79	$43.68
Assets under management (in trillions)	2.78	2.51	3.12	3.47	4.14

(1) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(2) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers. We did not revise previously-filed reported capital metrics and ratios.

(3) Under the applicable bank regulatory rules, we are not required to and, accordingly, did not revise previously-filed reported capital metrics and ratios following the change in accounting for LIHTC.

(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters								% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20		4Q21 vs. 3Q21
Income statement
Fee revenue	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	$2,504	$2,511	3.9%		0.3%
Net interest income	664	559	478	499	467	467	487	484	(3.0)		(0.6)
Other income	2	—	—	2	—	53	(1)	58	nm		nm
Total revenue	3,065	2,937	2,784	2,917	2,950	3,034	2,990	3,053	4.7		2.1
Provision for credit losses(1)	36	52	—	—	(9)	(15)	(2)	(7)	nm		nm
Total expenses	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4		10.1
Income before income tax expense	774	803	681	641	627	938	876	730	13.9		(16.7)
Income tax expense	140	109	126	104	108	175	162	33	(68.3)		(79.6)
Net income	634	694	555	537	519	763	714	697	29.8		(2.4)
Net income available to common shareholders	$580	$662	$517	$498	$489	$728	$693	$662	32.9		(4.5)
Per common share:
Diluted earnings per common share	$1.62	$1.86	$1.45	$1.39	$1.37	$2.07	$1.96	$1.78	28.1		(9.2)
Average diluted common shares outstanding (in thousands)	357,993	356,413	357,168	357,719	355,690	351,582	353,494	371,685	3.9		5.1
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	$.52	$.57	$.57	9.6		—
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	82.28	84.72	93.00	27.8		9.8
Average for the quarter:
Investment securities	$97,560	$116,626	$110,448	$112,018	$107,809	$111,481	$113,635	$113,906	1.7		0.2
Total assets	251,181	284,688	264,384	277,055	296,328	308,195	291,459	303,007	9.4		4.0
Total deposits	180,160	197,069	189,226	206,343	226,232	242,310	233,266	239,680	16.2		2.7
Securities on loan:
Average securities on loan	$378,200	$377,344	$375,296	$404,022	$429,991	$457,604	$418,111	$412,403	2.1		(1.4)
End-of-period securities on loan	387,580	381,232	395,075	457,985	451,913	437,094	417,142	400,940	(12.5)		(3.9)
Ratios and other metrics:
Return on average common equity	10.9%	12.1%	8.9%	8.4%	8.4%	12.6%	11.6%	10.3%	190	bps	(130)	bps
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	30.9	29.3	23.9	190		(540)
Pre-tax margin, excluding notable items(2)	25.6	27.7	24.7	26.9	22.6	29.7	29.9	28.1	120		(180)
Net interest margin, fully taxable-equivalent basis	1.30	0.93	0.85	0.84	0.75	0.71	0.76	0.73	(11)		(3)
Common equity tier 1 ratio(3)(4)	10.7	12.3	12.4	12.3	10.8	11.2	13.5	14.2	190		70
Tier 1 capital ratio(3)(4)	12.9	14.6	14.7	14.4	12.4	12.9	15.2	15.9	150		70
Total capital ratio(3)(4)	14.1	15.7	15.7	15.3	14.0	14.3	16.6	17.4	210		80
Tier 1 leverage ratio(3)	6.1	6.1	6.6	6.4	5.4	5.2	6.3	6.1	(30)		(20)
Supplementary leverage ratio(3)	5.4	8.3	8.2	8.1	7.2	6.7	7.5	7.4	(70)		(10)
Assets under custody and/or administration (in billions)	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	$43,337	$43,678	12.6%		0.8%
Assets under management (in billions)	2,689	3,054	3,148	3,467	3,591	3,897	3,862	4,138	19.4		7.1

(1) In accordance with ASU 2016-13, the provision for credit losses includes the provision on funded and unfunded commitments as well as investment securities.
(2) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of pre-tax margin excluding notable items for details.
(3) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. Capital ratios as of December 31, 2021 are estimates.
(4) The reportable ratios represent the lower of each of the risk-based capital ratios under both the Standardized Approach and the Advanced Approaches. Refer to Regulatory Capital for details on Standardized and Advanced Approaches ratios.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21	2020	2021	YTD2021 vs. YTD2020
Fee revenue:
Servicing fees	$1,287	$1,272	$1,301	$1,307	$1,371	$1,399	$1,395	$1,384	5.9%	(0.8)%	$5,167	$5,549	7.4%
Management fees(1)	464	444	479	493	493	504	526	530	7.5	0.8	1,880	2,053	9.2
Foreign exchange trading services(1)	444	325	270	324	346	286	279	300	(7.4)	7.5	1,363	1,211	(11.2)
Securities finance	92	92	84	88	99	109	106	102	15.9	(3.8)	356	416	16.9
Software and processing fees	112	245	172	204	174	216	198	195	(4.4)	(1.5)	733	783	6.8
Total fee revenue	2,399	2,378	2,306	2,416	2,483	2,514	2,504	2,511	3.9	0.3	9,499	10,012	5.4
Net interest income:
Interest income	868	674	520	513	471	467	487	483	(5.8)	(0.8)	2,575	1,908	(25.9)
Interest expense	204	115	42	14	4	—	—	(1)	(107.1)	nm	375	3	(99.2)
Net interest income	664	559	478	499	467	467	487	484	(3.0)	(0.6)	2,200	1,905	(13.4)
Other income:
Gains (losses) related to investment securities, net	2	—	—	2	—	—	(1)	58	nm	nm	4	57	nm
Other income	—	—	—	—	—	53	—	—	nm	nm	—	53	nm
Total other income	2	—	—	2	—	53	(1)	58	nm	nm	4	110	nm
Total revenue	3,065	2,937	2,784	2,917	2,950	3,034	2,990	3,053	4.7	2.1	11,703	12,027	2.8
Provision for credit losses	36	52	—	—	(9)	(15)	(2)	(7)	nm	nm	88	(33)	nm
Expenses:
Compensation and employee benefits	1,208	1,051	1,062	1,129	1,242	1,077	1,054	1,181	4.6	12.0	4,450	4,554	2.3
Information systems and communications	385	376	395	394	421	398	406	436	10.7	7.4	1,550	1,661	7.2
Transaction processing services	254	233	234	257	270	263	253	238	(7.4)	(5.9)	978	1,024	4.7
Occupancy	109	109	109	162	109	100	102	133	(17.9)	30.4	489	444	(9.2)
Acquisition and restructuring costs	11	12	15	12	10	11	18	26	116.7	44.4	50	65	30.0
Amortization of other intangible assets	58	58	59	59	58	63	62	62	5.1	—	234	245	4.7
Other	230	243	229	263	222	199	221	254	(3.4)	14.9	965	896	(7.2)
Total expenses	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4	10.1	8,716	8,889	2.0
Income before income tax expense	774	803	681	641	627	938	876	730	13.9	(16.7)	2,899	3,171	9.4
Income tax expense	140	109	126	104	108	175	162	33	(68.3)	(79.6)	479	478	(0.2)
Net income	$634	$694	$555	$537	$519	$763	$714	$697	29.8	(2.4)	$2,420	$2,693	11.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20		4Q21 vs. 3Q21		2020	2021	YTD2021 vs. YTD2020
Adjustments to net income:
Dividends on preferred stock(2)(3)	$(53)	$(32)	$(38)	$(39)	$(30)	$(34)	$(21)	$(34)	(12.8)%		61.9%		$(162)	$(119)	(26.5)%
Earnings allocated to participating securities	(1)	—	—	—	—	(1)	—	(1)	nm		nm		(1)	(2)	nm
Net income available to common shareholders	$580	$662	$517	$498	$489	$728	$693	$662	32.9		(4.5)		$2,257	$2,572	14.0

Per common share:
Basic earnings	$1.64	$1.88	$1.47	$1.41	$1.39	$2.11	$1.99	$1.81	28.4		(9.0)		$6.40	$7.30	14.1
Diluted earnings	1.62	1.86	1.45	1.39	1.37	2.07	1.96	1.78	28.1		(9.2)		6.32	7.19	13.8
Average common shares outstanding (in thousands):
Basic	353,746	352,157	352,586	352,974	350,743	345,889	347,718	365,798	3.6		5.2		352,865	352,565	(0.1)
Diluted	357,993	356,413	357,168	357,719	355,690	351,582	353,494	371,685	3.9		5.1		357,106	357,962	0.2
Cash dividends declared per common share	$.52	$.52	$.52	$.52	$.52	$.52	$.57	$.57	9.6		—		$2.08	$2.18	4.8
Closing price per share of common stock (as of quarter end)	53.27	63.55	59.33	72.78	84.01	82.28	84.72	93.00	27.8		9.8		72.78	93.00	27.8
Financial ratios:
Effective tax rate	18.1%	13.6%	18.5%	16.1%	17.2%	18.6%	18.5%	4.6%	(1,150)	bps	(1,390)	bps	16.5%	15.1%	(140)	bps
Return on average common equity	10.9	12.1	8.9	8.4	8.4	12.6	11.6	10.3	190		(130)		10.0	10.7	70
Return on tangible common equity(4)	18.7	19.2	16.8	15.6	13.4	17.3	17.3	15.7	10		(160)		16.7	17.2	50
Pre-tax margin	25.3	27.3	24.5	22.0	21.3	30.9	29.3	23.9	190		(540)		24.8	26.4	160
Pre-tax margin, excluding notable items(5)	25.6	27.7	24.7	26.9	22.6	29.7	29.9	28.1	120		(180)		26.3	27.6	130

(1) Certain fees associated with our GLD ETFs have been reclassified from Foreign exchange trading services to Management fees to better reflect the nature of those fees. Prior periods have been reclassified to conform to current-period presentation. These fees were approximately $15 million, $19 million, $24 million and $23 million in the first, second, third and fourth quarters of 2020, respectively.

(2) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(3) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021. The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

(4) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by average tangible common equity.
(5) Notable items include acquisition and restructuring costs, repositioning charges and legal and other notable items. Refer to Reconciliations of non-GAAP Financial Information pages for details.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	As of								% Change
(Dollars in millions, except per share amounts)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	4Q21 vs. 4Q20	4Q21 vs. 3Q21
Assets:
Cash and due from banks	$4,932	$3,685	$4,848	$3,467	$4,552	$4,619	$4,606	$3,631	4.7%	(21.2)%
Interest-bearing deposits with banks	147,735	90,199	75,967	116,960	107,554	113,347	107,553	106,358	(9.1)	(1.1)
Securities purchased under resale agreements	1,037	4,026	4,499	3,106	5,238	3,997	2,847	3,012	(3.0)	5.8
Trading account assets	872	883	840	815	786	721	720	758	(7.0)	5.3
Investment securities:
Investment securities available-for-sale	55,843	56,231	61,780	59,048	60,512	67,497	70,279	73,399	24.3	4.4
Investment securities held-to-maturity purchased under money market liquidity facility(1)	26,808	11,257	4,824	3,299	201	—	—	—	nm	—
Investment securities held-to-maturity(2)	41,150	41,848	45,394	48,929	46,261	45,182	43,346	42,430	(13.3)	(2.1)
Total investment securities	123,801	109,336	111,998	111,276	106,974	112,679	113,625	115,829	4.1	1.9
Loans	32,379	26,860	27,035	27,925	31,585	30,704	32,797	32,532	16.5	(0.8)
Allowance for loan losses(3)	97	141	134	122	118	100	95	87	(28.7)	(8.4)
Loans, net	32,282	26,719	26,901	27,803	31,467	30,604	32,702	32,445	16.7	(0.8)
Premises and equipment, net(4)	2,225	2,212	2,193	2,154	2,143	2,169	2,191	2,261	5.0	3.2
Accrued interest and fees receivable	3,274	3,235	3,291	3,105	3,302	3,358	3,407	3,278	5.6	(3.8)
Goodwill	7,506	7,538	7,607	7,683	7,629	7,629	7,650	7,621	(0.8)	(0.4)
Other intangible assets	1,963	1,914	1,870	1,827	2,007	1,933	1,887	1,816	(0.6)	(3.8)
Other assets	36,900	30,495	32,061	36,510	45,233	45,472	45,951	37,615	3.0	(18.1)
Total assets	$362,527	$280,242	$272,075	$314,706	$316,885	$326,528	$323,139	$314,624	—	(2.6)
Liabilities:
Deposits:
Non-interest-bearing	$69,404	$42,132	$41,183	$49,439	$57,079	$61,742	$64,885	$56,461	14.2	(13.0)
Interest-bearing - U.S.	110,106	87,197	85,434	102,331	108,372	111,291	108,909	102,985	0.6	(5.4)
Interest-bearing - Non-U.S.	77,594	71,133	70,896	88,028	79,442	90,936	85,579	95,589	8.6	11.7
Total deposits(5)	257,104	200,462	197,513	239,798	244,893	263,969	259,373	255,035	6.4	(1.7)
Securities sold under repurchase agreements	5,373	3,513	2,430	3,413	587	658	637	1,575	(53.9)	147.3
Short-term borrowings under money market liquidity facility	25,665	11,261	4,819	3,302	200	—	—	—	nm	—
Other short-term borrowings	4,835	912	5,838	685	642	635	549	128	(81.3)	(76.7)
Accrued expenses and other liabilities	30,151	23,634	22,064	27,503	31,722	23,067	22,288	17,048	(38.0)	(23.5)
Long-term debt	15,538	15,587	13,853	13,805	13,836	13,032	12,978	13,475	(2.4)	3.8
Total liabilities	338,666	255,369	246,517	288,506	291,880	301,361	295,825	287,261	(0.4)	(2.9)
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series F, 2,500 shares issued and outstanding	742	742	742	742	247	247	247	247	(66.7)	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	494	494	494	494	494	494	494	494	—	—
Common stock, $1 par, 750,000,000 shares authorized(6)(7)	504	504	504	504	504	504	504	504	—	—
Surplus	10,155	10,179	10,192	10,205	10,227	10,246	10,763	10,787	5.7	0.2
Retained earnings	22,315	22,794	23,128	23,442	23,751	24,300	24,785	25,238	7.7	1.8
Accumulated other comprehensive income (loss)	(920)	(430)	(111)	187	(418)	(422)	(682)	(1,133)	(705.9)	66.1
Treasury stock, at cost(8)	(10,664)	(10,645)	(10,626)	(10,609)	(11,035)	(11,437)	(10,032)	(10,009)	(5.7)	(0.2)
Total shareholders' equity	23,861	24,873	25,558	26,200	25,005	25,167	27,314	27,363	4.4	0.2
Total liabilities and equity	$362,527	$280,242	$272,075	$314,706	$316,885	$326,528	$323,139	$314,624	—	(2.6)

(1) Fair value of Investment securities held-to-maturity purchased under money market liquidity facility	$26,808	$11,294	$4,841	$3,304	$201	$—	$—	$—
(2) Fair value of investment securities held-to-maturity	42,201	43,037	46,510	50,003	46,752	45,685	43,728	42,271
(3) Total allowance for credit losses including off-balance sheet commitments	124	163	153	148	135	121	117	108
(4) Accumulated depreciation for premises and equipment	4,459	4,591	4,744	4,825	4,960	5,108	5,235	5,391
(5) Average total deposits	180,160	197,069	189,226	206,343	226,232	242,310	233,266	239,680
(6) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(7) Total common shares outstanding	351,943,858	352,383,250	352,797,695	353,156,279	348,032,982	343,503,114	365,629,173	365,982,820
(8) Treasury stock shares	151,935,784	151,496,392	151,081,947	150,723,363	155,846,660	160,376,528	138,250,469	137,896,822

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 21%, adjusted for applicable state income taxes, net of related federal benefit.
	Quarters																% Change
	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21		3Q21		4Q21		4Q21 vs. 4Q20	4Q21 vs. 3Q21
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$67,120	0.49%	$86,744	0.01%	$72,717	(0.03)%	$79,779	(0.02)%	$95,235	(0.04)%	$99,438	(0.02)%	$79,375	—%	$86,154	(0.01)%	8.0%	8.5%
Securities purchased under resale agreements(2)	1,805	14.38	3,342	2.95	4,181	1.91	4,459	1.47	4,568	0.88	3,958	0.28	4,061	0.65	4,191	0.69	(6.0)	3.2
Trading account assets	915	—	877	—	900	—	820	—	800	—	729	—	733	0.02	747	0.01	(8.9)	1.9
Investment securities:
Investment securities available-for-sale	54,242	1.72	57,462	1.31	59,593	1.13	60,799	1.00	59,191	0.95	66,225	0.88	69,621	0.86	71,134	0.83	17.0	2.2
Investment securities held-to-maturity	41,273	2.44	40,127	2.32	43,367	1.61	47,007	1.60	47,356	1.54	45,243	1.47	44,014	1.47	42,772	1.45	(9.0)	(2.8)
Investment securities held-to-maturity purchased under money market liquidity facility	2,045	1.57	19,037	1.49	7,488	1.32	4,212	1.35	1,262	1.35	13	1.28	—	—	—	—	(100.0)	—
Total investment securities	97,560	2.03	116,626	1.69	110,448	1.33	112,018	1.27	107,809	1.21	111,481	1.12	113,635	1.10	113,906	1.06	1.7	0.2
Loans(3)	28,468	2.62	27,369	2.30	25,974	2.13	28,298	2.05	28,025	2.05	29,471	2.14	32,035	2.08	34,425	2.00	21.7	7.5
Other interest-earning assets	10,764	1.70	9,831	0.13	11,586	0.10	12,824	0.10	18,296	0.10	20,939	0.07	24,662	0.08	25,418	0.07	98.2	3.1
Total interest-earning assets	206,632	1.70	244,789	1.12	225,806	0.92	238,198	0.86	254,733	0.76	266,016	0.71	254,501	0.76	264,841	0.73	11.2	4.1
Cash and due from banks	3,856		3,480		3,652		4,403		4,529		5,594		5,103		4,998		13.5	(2.1)
Other assets	40,693		36,419		34,926		34,454		37,066		36,585		31,855		33,168		(3.7)	4.1
Total assets	$251,181		$284,688		$264,384		$277,055		$296,328		$308,195		$291,459		$303,007		9.4	4.0
Liabilities:
Interest-bearing deposits:
U.S.	$80,247	0.50%	$91,097	0.03%	$85,432	0.02%	$92,962	0.01%	$100,974	0.01%	$110,269	—%	$104,575	0.02%	$103,547	—%	11.4	(1.0)
Non-U.S.(4)	64,340	(0.20)	66,977	(0.36)	69,514	(0.37)	74,324	(0.40)	78,433	(0.37)	83,248	(0.32)	82,230	(0.33)	84,525	(0.31)	13.7	2.8
Total interest-bearing deposits(4)	144,587	0.19	158,074	(0.13)	154,946	(0.16)	167,286	(0.17)	179,407	(0.16)	193,517	(0.14)	186,805	(0.13)	188,072	(0.14)	12.4	0.7
Securities sold under repurchase agreements	1,773	0.55	3,394	0.03	2,891	0.08	2,402	0.07	1,017	0.05	477	(0.02)	332	—	847	(0.05)	(64.7)	155.1
Short-term borrowings under money market liquidity facility	2,187	1.11	19,036	1.23	7,449	1.24	4,209	1.23	1,264	1.21	13	1.25	—	—	—	—	(100.0)	—
Other short-term borrowings	2,960	1.32	3,073	0.66	1,724	0.44	1,164	0.25	764	0.14	893	0.27	837	0.17	659	0.28	(43.4)	(21.3)
Long-term debt	13,288	2.64	15,574	2.45	14,794	1.86	13,830	1.75	13,819	1.74	13,461	1.60	13,021	1.59	13,243	1.62	(4.2)	1.7
Other interest-bearing liabilities	3,434	3.55	3,461	1.07	2,764	1.28	3,050	1.20	4,848	0.73	5,682	0.80	5,461	0.78	5,943	0.71	94.9	8.8
Total interest-bearing liabilities	168,229	0.49	202,612	0.23	184,568	0.09	191,941	0.03	201,119	0.01	214,043	—	206,456	—	208,764	—	8.8	1.1
Non-interest bearing deposits	35,573		38,995		34,280		39,057		46,825		48,793		46,461		51,608		32.1	11.1
Other liabilities	23,052		18,678		20,050		20,087		22,423		20,131		12,775		15,266		(24.0)	19.5
Preferred shareholders' equity	2,861		2,472		2,472		2,472		2,378		1,976		1,976		1,976		(20.1)	—
Common shareholders' equity	21,466		21,931		23,014		23,498		23,583		23,252		23,791		25,393		8.1	6.7
Total liabilities and shareholders' equity	$251,181		$284,688		$264,384		$277,055		$296,328		$308,195		$291,459		$303,007		9.4	4.0
Excess of rate earned over rate paid		1.21%		0.89%		0.83%		0.84%		0.75%		0.71%		0.76%		0.73%
Net interest margin		1.30%		0.93%		0.85%		0.84%		0.75%		0.71%		0.76%		0.73%
Net interest income, fully taxable-equivalent basis		$668		$564		$482		$503		$471		$470		$490		$487
Tax-equivalent adjustment		(4)		(5)		(4)		(4)		(4)		(3)		(3)		(3)
Net interest income, GAAP-basis(4)		$664		$559		$478		$499		$467		$467		$487		$484

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $124 billion, $103 billion, $83 billion and $91 billion in the first, second, third and fourth quarters of 2020, respectively, and approximately $87 billion, $62 billion, $52 billion and $48 billion in the first, second, third and fourth quarters 2021, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.21%, 0.09%, 0.09% and 0.07% in the first, second, third and fourth quarters of 2020, respectively, and approximately 0.04%, 0.02%, 0.05% and 0.06% in the first, second, third and fourth quarters of 2021, respectively.

(3) Average loans are presented on a gross basis. We adopted ASU 2016-13 on January 1, 2020, Allowance for Credit Losses. Average loans net of expected credit losses of approximately $28,398 million, $27,277 million, $25,839 million and $28,168 million in the first, second, third and fourth quarters of 2020, respectively, and approximately $27,904 million, $29,352 million, $31,935 million and $34,331 million in the first, second, third and fourth quarters of 2021.

(4) Average rates includes the impact of FX swap expense of approximately ($2) million, ($17) million, ($19) million and ($25) million in the first, second, third and fourth quarters of 2020, respectively, and approximately ($21) million, ($16) million, ($16) million and ($14) million in the first, second, third and fourth quarters of 2021. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were approximately 0.19%, (0.09)%, (0.11)% and (0.11)% in the first, second, third and fourth quarters of 2020, respectively, and approximately (0.11)%, (0.10)%, (0.10)% and (0.11)% in the first, second, third and fourth quarters of 2021, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 21% for periods ending in 2020 and 2021, adjusted for applicable state income taxes, net of related federal benefit.
	Year-to-Date				% Change
	2020		2021		YTD2021 vs YTD2020
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance
Assets:
Interest-bearing deposits with banks	$76,588	0.10%	$89,996	(0.02)%	17.5%
Securities purchased under resale agreements(2)	3,452	3.64	4,193	0.63	21.5
Trading account assets	878	—	752	0.01	(14.4)
Investment securities:
Investment securities available-for-sale	58,036	1.31	66,584	0.88	14.7
Investment securities held-to-maturity	42,956	1.93	44,832	1.48	4.4
Investment securities held-to-maturity purchased under money market liquidity facility	8,183	1.43	314	1.35	(96.2)
Total investment securities	109,175	1.56	111,730	1.12	2.3
Loans(3)	27,525	2.28	31,009	2.07	12.7
Other interest-earning assets	11,256	0.49	22,355	0.08	98.6
Total interest-earning assets	228,874	1.13	260,035	0.74	13.6
Cash and due from banks	3,849		5,057		31.4
Other assets	36,611		34,651		(5.4)
Total assets	$269,334		$299,743		11.3
Liabilities:
Interest-bearing deposits:
U.S.	$87,444	0.13	$104,848	0.01	19.9
Non-U.S.(4)	68,806	(0.34)	82,126	(0.33)	19.4
Total interest-bearing deposits(4)	156,250	(0.07)	186,974	(0.14)	19.7
Securities sold under repurchase agreements	2,615	0.14	667	—	(74.5)
Short-term borrowings under money market liquidity facility	8,207	1.22	315	1.21	(96.2)
Other short-term borrowings	2,226	0.78	788	0.21	(64.6)
Long-term debt	14,371	2.17	13,383	1.64	(6.9)
Other interest-bearing liabilities	3,176	1.82	5,486	0.75	72.7
Total interest-bearing liabilities	186,845	0.20	207,613	—	11.1
Non-interest bearing deposits	36,975		48,430		31.0
Other liabilities	20,464		17,615		(13.9)
Preferred shareholders' equity	2,569		2,076		(19.2)
Common shareholders' equity	22,481		24,009		6.8
Total liabilities and shareholders' equity	$269,334		$299,743		11.3
Excess of rate earned over rate paid		0.93%		0.74%
Net interest margin		0.97%		0.74%
Net interest income, fully taxable-equivalent basis		$2,217		$1,918
Tax-equivalent adjustment		(17)		(13)
Net interest income, GAAP-basis(4)		$2,200		$1,905

(1) Average rates earned and paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.

(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $100 billion and $62 billion as of December 31, 2020 and 2021, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.12% and 0.04% for the year ended December 31, 2020 and 2021, respectively.

(3) Average loans are presented on a gross basis. Average loans net of expected credit losses as of December 31, 2020 and December 31, 2021 was approximately $27,418 million and $30,901 million, respectively.

(4) Average rates include the impact of FX swap expense of approximately ($63) million and ($68) million for the year ended December 31, 2020 and 2021, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were (0.03)% and (0.10)% for the year ended December 31, 2020 and 2021, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

	Quarters
	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21		3Q21		4Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Available-for-sale investment securities:
Government & agency securities	$21.6	0.78%	$24.9	0.57%	$27.5	0.49%	$28.7	0.46%	$28.5	0.44%	$32.5	0.53%	$36.1	0.59%	$38.8	0.63%
Asset-backed securities	6.4	1.48	5.9	1.30	6.5	0.95	7.4	0.89	7.9	0.86	9.1	0.84	9.4	0.88	7.6	0.82
Student loans	0.5	2.61	0.4	2.32	0.4	1.26	0.3	1.18	0.3	0.94	0.3	1.19	0.2	1.18	0.2	1.25
Credit cards	0.2	1.61	0.1	1.29	0.1	0.96	0.1	0.94	0.1	0.88	0.1	0.87	0.1	0.86	0.1	0.87
Auto & equipment	1.0	0.18	0.9	0.12	0.9	0.08	1.1	—	1.1	0.03	1.3	(0.01)	1.3	0.03	1.2	(0.02)
Non-U.S. residential mortgage backed securities	1.8	1.17	1.7	0.89	1.8	0.83	1.9	0.82	2.0	0.80	2.1	0.77	2.1	0.74	2.1	0.79
Collateralized loan obligation	2.7	1.98	2.7	1.84	3.1	1.26	3.7	1.21	4.2	1.16	5.2	1.10	5.4	1.16	3.8	1.11
Other	0.2	0.17	0.1	0.18	0.2	0.09	0.3	(0.01)	0.2	(0.12)	0.1	(0.09)	0.3	(0.07)	0.2	(0.20)
Mortgage-backed securities	15.3	2.76	16.1	2.25	14.4	1.91	13.1	1.76	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57
Agency MBS	15.3	2.76	16.1	2.25	14.4	1.91	13.1	1.76	10.3	1.77	10.7	1.53	9.6	1.54	9.4	1.57
Non-agency MBS	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CMBS	2.8	2.29	2.8	1.64	3.0	1.05	3.4	0.94	3.8	0.78	5.6	0.53	6.5	0.50	8.0	0.43
Corporate bonds	4.7	1.94	4.4	1.81	5.0	1.54	5.4	1.38	5.4	1.33	5.3	1.29	5.0	1.27	4.3	1.29
Covered bonds	0.6	0.48	0.5	0.32	0.5	0.25	0.5	0.23	0.5	0.22	0.3	0.30	0.2	0.40	0.1	0.57
Municipal bonds	0.8	2.67	0.8	2.65	0.9	2.56	0.8	2.59	0.8	2.59	0.8	2.61	0.8	2.62	0.8	2.65
Clipper tax-exempt bonds	0.9	3.91	0.9	3.87	0.9	3.81	0.8	3.81	0.7	3.76	0.7	3.80	0.6	3.79	0.6	3.83
Other	1.1	1.45	1.2	1.12	0.9	0.84	0.7	1.01	1.3	0.93	1.2	0.94	1.4	0.93	1.5	0.92
Total available-for-sale portfolio	$54.2	1.72	$57.5	1.31	$59.6	1.13	$60.8	1.00	$59.2	0.95	$66.2	0.88	$69.6	0.86	$71.1	0.83

	1Q20		2Q20		3Q20		4Q20		1Q21		2Q21		3Q21		4Q21
(Dollars in billions, or where otherwise noted)	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate	Average Balance	Average Rate
Held-to-maturity investment securities:
Government & agency securities	$10.3	1.97%	$8.9	2.01%	$8.1	2.04%	$6.5	2.15%	$6.0	2.10%	$5.8	1.97%	$5.3	1.73%	$4.1	1.56%
Asset-backed securities	4.2	2.67	4.4	1.75	4.5	1.26	5.0	1.30	5.0	1.31	5.1	1.22	5.1	1.19	5.1	1.13
Student loans	3.8	2.58	4.1	1.62	4.2	1.12	4.7	1.13	4.7	1.11	4.8	1.05	4.9	1.03	5.0	0.96
Non-U.S. residential mortgage backed securities	0.4	3.96	0.3	3.34	0.3	3.05	0.3	3.95	0.3	4.56	0.3	4.14	0.2	4.52	0.1	8.31
Other	—	2.69	—	1.51	—	1.20	—	1.17	—	1.13	—	1.11		1.11	—	0.65
Mortgage-backed securities	24.1	2.75	23.3	2.39	26.7	1.86	30.7	1.56	31.3	1.51	29.5	1.38	28.7	1.40	28.7	1.43
Agency MBS	24.0	2.74	23.2	2.38	26.6	1.85	30.6	1.55	31.2	1.51	29.4	1.37	28.7	1.39	28.7	1.41
Non-agency MBS	0.1	6.25	0.1	4.22	0.1	4.40	0.1	4.68	0.1	4.21	0.1	4.44	—	4.93	—	5.38
CMBS	2.7	2.31	3.5	1.86	4.1	1.66	4.8	1.56	5.0	1.54	4.9	1.61	4.9	1.57	4.9	1.52
Held-to-maturity under money market liquidity facility	2.0	1.57	19.0	1.49	7.5	1.32	4.2	1.35	1.3	1.35	—	1.28	—	—	—	—
Total held-for-maturity portfolio	$43.3	2.40	$59.1	1.96	$50.9	1.57	$51.2	1.60	$48.6	1.54	$45.3	1.47	$44.0	1.47	$42.8	1.45

Total investment securities	$97.6	2.03	$116.6	1.69	$110.5	1.33	$112.0	1.27	$107.8	1.21	$111.5	1.12	$113.6	1.10	$113.9	1.06

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS (continued)

	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Fair Value	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Available-for-sale investment securities:
Government & agency securities	43%	24%	23%	5%	4%	1%	—%	$41.5	56.5%	$(158)	95% / 5%
Asset-backed securities	—	92	8	—	—	—	—	6.5	8.9	6	0% / 100%
Student loans	—	23	77	—	—	—	—	0.2	3.2	3
Credit cards	—	100	—	—	—	—	—	0.1	1.4	1
Auto & equipment	—	77	23	—	—	—	—	1.1	17.0	1
Non-U.S. residential mortgage backed securities	—	96	2	—	—	2	—	2.0	30.5	2
Collateralized loan obligation	—	100	—	—	—	—	—	3.0	45.6	(1)
Other	—	75	25	—	—	—	—	0.1	2.3	—
Mortgage-backed securities	100	—	—	—	—	—	—	9.5	12.9	50	99% / 1%
Agency MBS	100	—	—	—	—	—	—	9.5	100.0	50
Non-agency MBS	—	—	—	—	—	—	—	—	—	—
CMBS	99	1	—	—	—	—	—	8.8	12.0	4	3% / 97%
Corporate bonds	—	—	11	40	49	—	—	4.0	5.4	17	99% / 1%
Covered bonds	—	100	—	—	—	—	—	0.1	0.2	2	42% / 58%
Municipal bonds	—	26	73	1	—	—	—	0.8	1.0	43	100% / 0%
Clipper tax-exempt bonds	—	11	62	18	9	—	—	0.5	0.7	12	0% / 100%
Other	—	1	46	33	20	—	—	1.7	2.4	(24)	92% /8%
Total available-for-sale portfolio	49%	23%	17%	6%	5%	—%	—%	$73.4	100.0%	$(48)	75% / 25%

Fair Value	$36.2	$16.6	$12.0	$4.3	$3.9	$0.2	$0.2

	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Amortized Cost	% Total	Net Unrealized Pre-tax MTM Gain/(Loss) (In millions)(1)	Fixed Rate/ Floating Rate(2)
Held-to-maturity investment securities:
Government & agency securities	58%	34%	8%	—%	—%	—%	—%	$3.7	8.8%	$11	99% / 1%
Asset-backed securities	—	27	71	—	2	—	—	4.9	11.6	35	5% / 95%
Student loans	—	27	71	—	2	—	—	4.9	100.0	35
Non-U.S. residential mortgage backed securities	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—
Mortgage-backed securities	100	—	—	—	—	—	—	28.8	67.8	(84)	100% / 0%
Agency MBS	100	—	—	—	—	—	—	28.8	99.9	(105)
Non-agency MBS	—	—	1	14	17	28	40	—	0.1	21
CMBS	94	6	—	—	—	—	—	5.0	11.8	(65)	91% / 9%
Total held-for-maturity portfolio	84%	7%	9%	—%	—%	—%	—%	$42.4	100.0%	$(103)	88% / 12%

Amortized Cost	$35.6	$2.9	$3.8	$—	$0.1	$—	$—

Total investment securities								$115.8			80% / 20%

(1) At December 31, 2021, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized gain on securities available-for-sale of $30 million, after-tax unrealized gain on securities held-to-maturity of $117 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $36 million.

(2) At December 31, 2021, fixed-to-floating rate securities had a book value of approximately $60 million or 0.05% of the total portfolio.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

			Investment Securities
(Dollars in billions)	Fair Value	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Available-for-sale:
Canada	$4.5	AA	$3.4	$—	$—	$0.2	$—	$0.9
Australia	3.0	AAA	1.3	1.1	—	0.2	—	0.4
France	2.2	AA	1.0	—	0.8	0.2	0.1	0.1
Germany	2.1	AA	1.5	—	0.6	—	—	—
United Kingdom	2.0	AA	1.0	0.5	0.2	0.3	—	—
Austria	1.5	AA	1.4	—	0.1	—	—	—
Japan	1.3	A	1.3	—	—	—	—	—
Spain	1.2	BBB	1.1	—	0.1	—	—	—
Netherlands	1.1	A	0.4	0.3	0.1	0.3	—	—
Belgium	1.1	AA	1.0	—	—	0.1	—	—
Italy	0.8	A	0.6	—	0.2	—	—	—
Finland	0.8	AA	0.8	—	—	—	—	—
Ireland	0.7	A	0.7	—	—	—	—	—
Brazil	0.2	BB	0.2	—	—	—	—	—
Other	8.2	AAA	7.8	—	0.1	0.2	0.1	—
Total Non-U.S. Investments(3)	$30.7		$23.5	$1.9	$2.2	$1.5	$0.2	$1.4
U.S. Investments	42.7
Total available-for-sale	$73.4
			Investment Securities
(Dollars in billions)	Amortized Cost	Average Rating	Gov't/Agency(1)(2)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
Held-to-maturity:
Singapore	$0.2	AAA	$0.2	$—	$—	$—	$—	$—
Other	1.4	AAA	1.4	—	—	—	—	—
Total Non-U.S. Investments(3)	$1.6		$1.6	$—	$—	$—	$—	$—
U.S. Investments	40.8
Total held-for-maturity	$42.4

Total Investment Portfolio	$115.8

(1) Sovereign debt is reflected in the government / agency column.
(2) As of December 31, 2021, other non-U.S. investments include $7.4 billion supranational bonds in AFS securities and $1.3 billion supranational bonds in HTM securities.
(3) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21
Assets Under Custody and/or Administration(1)
By Product Classification(2):
Mutual funds	$7,301	$8,265	$9,183	$9,810	$10,439	$10,873	$11,505	$11,575	18.0%	0.6%
Collective funds, including ETFs	10,529	11,230	12,204	13,387	14,052	15,048	15,159	15,722	17.4	3.7
Pension products	6,723	6,689	7,317	7,594	7,843	8,291	8,497	8,443	11.2	(0.6)
Insurance and other products	7,311	7,331	7,939	8,000	7,929	8,385	8,176	7,938	(0.8)	(2.9)
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	$43,337	$43,678	12.6	0.8
By Financial Instrument:
Equities	$16,267	$18,190	$20,094	$21,626	$22,825	$24,792	$25,350	$25,974	20.1	2.5
Fixed-income	11,096	11,342	12,403	12,834	13,022	13,079	12,808	12,587	(1.9)	(1.7)
Short-term and other investments	4,501	3,983	4,146	4,331	4,416	4,726	5,179	5,117	18.1	(1.2)
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	$43,337	$43,678	12.6	0.8
By Geographic Location(3):
Americas	$22,787	$24,375	$26,666	$28,245	$29,530	$31,280	$31,934	$32,427	14.8	1.5
Europe/Middle East/Africa	7,112	7,155	7,675	8,101	8,256	8,716	8,748	8,599	6.1	(1.7)
Asia/Pacific	1,965	1,985	2,302	2,445	2,477	2,601	2,655	2,652	8.5	(0.1)
Total Assets Under Custody and/or Administration	$31,864	$33,515	$36,643	$38,791	$40,263	$42,597	$43,337	$43,678	12.6	0.8
Assets Under Custody(4)
By Product Classification(2):
Mutual funds	$6,659	$7,532	$7,838	$8,410	$8,811	$9,188	$9,369	$9,491	12.9	1.3
Collective funds, including ETFs	8,784	9,460	10,210	11,230	11,895	12,785	12,881	13,448	19.8	4.4
Pension products	5,386	5,354	5,852	6,085	6,283	6,671	6,798	6,733	10.6	(1.0)
Insurance and other products	2,983	3,053	3,433	3,327	3,145	3,303	3,316	3,173	(4.6)	(4.3)
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	$31,947	$32,364	$32,845	13.1	1.5
By Geographic Location(3):
Americas	$17,701	$19,226	$20,450	$21,822	$22,715	$24,015	$24,380	$24,864	13.9	2.0
Europe/Middle East/Africa	4,666	4,714	5,212	5,465	5,564	5,957	5,994	5,988	9.6	(0.1)
Asia/Pacific	1,445	1,459	1,671	1,765	1,855	1,975	1,990	1,993	12.9	0.2
Total Assets Under Custody	$23,812	$25,399	$27,333	$29,052	$30,134	$31,947	$32,364	$32,845	13.1	1.5

(1) Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month.
(2) Certain previously reported amounts presented have been reclassified to conform to current-period presentation.
(3) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(4) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$69	$77	$82	$85	$84	$83	$79	$80	(5.9)%	1.3%
Passive	1,492	1,768	1,876	2,086	2,198	2,378	2,361	2,594	24.4	9.9
Total Equity(1)	1,561	1,845	1,958	2,171	2,282	2,461	2,440	2,674	23.2	9.6
Fixed-Income:
Active	86	88	85	90	91	100	101	103	14.4	2.0
Passive	392	405	424	459	463	510	509	520	13.3	2.2
Total Fixed-Income(1)	478	493	509	549	554	610	610	623	13.5	2.1
Cash(1)(2)	348	376	321	349	372	381	367	368	5.4	0.3
Multi-Asset-Class Solutions:
Active	39	41	40	40	34	35	35	34	(15.0)	(2.9)
Passive	101	116	124	146	155	172	174	188	28.8	8.0
Total Multi-Asset-Class Solutions(1)	140	157	164	186	189	207	209	222	19.4	6.2
Alternative Investments(3):
Active	28	28	28	39	27	63	58	56	43.6	(3.4)
Passive	134	155	168	173	167	175	178	195	12.7	9.6
Total Alternative Investments(1)	162	183	196	212	194	238	236	251	18.4	6.4
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	$3,897	$3,862	$4,138	19.4	7.1
By Geographic Location:
North America	$1,843	$2,102	$2,163	$2,411	$2,512	$2,749	$2,732	$2,931	21.6	7.3
Europe/Middle East/Africa	418	464	483	512	530	570	558	592	15.6	6.1
Asia/Pacific	428	488	502	544	549	578	572	615	13.1	7.5
Total Assets Under Management	$2,689	$3,054	$3,148	$3,467	$3,591	$3,897	$3,862	$4,138	19.4	7.1

(1) The implementation of an improved internal data management system for product level data in the first quarter of 2021 resulted in some AUM reclassifications between the categories presented for prior periods to align with the current presentation. There was no impact to the total level of reported AUM.

(2) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(3) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments(2)(3)	$58	$77	$88	$83	$69	$73	$69	$72	(13.3)%	4.3%
Equity(3)	473	570	605	708	777	844	849	970	37.0	14.3
Fixed-Income(3)	98	107	108	115	122	128	131	135	17.4	3.1
Multi-Asset(3)	—	—	—	—	—	1	1	1	nm	nm
Total Exchange-Traded Funds	$629	$754	$801	$906	$968	$1,046	$1,050	$1,178	30.0	12.2

(1) Exchange-traded funds are a component of assets under management presented above.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares and SPDR® Gold MiniSharesSM Trust. We are not the investment manager for the SPDR® Gold Shares and SPDR®Gold MiniSharesSM Trust, but act as the marketing agent.

(3) The implementation of an improved internal data management system for product level data in the first quarter of 2021 resulted in some AUM reclassifications between the categories presented for prior periods to align with the current presentation. There was no impact to the total level of reported AUM.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
North America - (US Domiciled) Morningstar Direct Market Data(1)(2)(3)
Long Term Funds(4)	$(240.1)	$56.3	$21.4	$74.1	$165.2	$195.7	$149.8	$53.4
Money Market	664.8	259.4	(165.8)	(82.3)	156.4	33.1	15.2	219.1
ETF	22.1	69.6	60.1	119.7	148.4	122.6	77.1	195.3
Total Flows	$446.8	$385.3	$(84.3)	$111.5	$470.0	$351.4	$242.1	$467.8

EMEA-Morningstar Direct Market Data(1)(2)(5)
Long Term Funds(4)	$(137.6)	$167.6	$134.4	$249.9	$237.0	$225.8	$192.1	$146.1
Money Market	11.6	152.8	60.0	58.6	(91.0)	(9.8)	(4.3)	49.1
ETF	(2.9)	36.2	32.4	48.0	54.2	51.1	36.8	41.6
Total Flows	$(128.9)	$356.6	$226.8	$356.5	$200.2	$267.1	$224.6	$236.8

(1) Data providers for North America and EMEA industry flows were changed to Morningstar from other providers in 3Q20 for consistency across regions and other efficiency considerations. Data collection and tabulation methodologies among data providers differ. All periods presented reflect data sourced from Morningstar. Prior period data therefore differs from data previously presented, which was sourced from other data providers. Industry data is provided for illustrative purposes only. It is not intended to reflect State Street’s activity or its clients’ activity and is indicative of only segments of the entire industry.

(2) Source: Morningstar Direct. The data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database.

(3) The fourth quarter of 2021 data for North America (US domiciled) includes Morningstar actuals for October and November 2021 and Morningstar estimates for December 2021.
(4) The long-term fund flows reported by Morningstar in North America are composed of US domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. The long-term funds flows reported by Morningstar direct in EMEA are composed of the European market flows mainly in Equities, Allocation and Fixed Incomes asset classes.

(5) The fourth quarter of 2021 data for Europe is on a rolling three month basis for September 2021 through November 2021, sourced by Morningstar.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
LINE OF BUSINESS INFORMATION

	Three Months Ended,
	Investment Servicing				% Change			Investment Management				% Change			Other(1)				% Change		Total			% Change
(Dollars in millions)	4Q20	3Q21	4Q21		4Q21 vs. 4Q20	4Q21 vs. 3Q21		4Q20		3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21		4Q20	3Q21		4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21	4Q20	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21
Servicing fees	$1,307	$1,395	$1,384		5.9%	(0.8)%		$—		$—	$—	—%	—%		$—	$—		$—	—%	—%	$1,307	$1,395	$1,384	5.9%	(0.8)%
Management fees	—	—	—		—	—		493		526	530	7.5	0.8		—	—		—	—	—	493	526	530	7.5	0.8
Foreign exchange trading services	301	266	280		(7.0)	5.3		23		13	20	(13.0)	53.8		—	—		—	—	—	324	279	300	(7.4)	7.5
Securities finance	84	103	98		16.7	(4.9)		4		3	4	—	33.3		—	—		—	—	—	88	106	102	15.9	(3.8)
Software and processing fees	178	204	194		9.0	(4.9)		26		(6)	1	nm	nm		—	—		—	—	—	204	198	195	(4.4)	(1.5)
Total fee revenue	1,870	1,968	1,956		4.6	(0.6)		546		536	555	1.6	3.5		—	—		—	—	—	2,416	2,504	2,511	3.9	0.3
Net interest income	495	491	487		(1.6)	(0.8)		4		(4)	(3)	(175.0)	nm		—	—		—	—	—	499	487	484	(3.0)	(0.6)
Total other income	2	(1)	—		nm	nm		—		—	—	—	—		—	—		58	nm	nm	2	(1)	58	nm	nm
Total revenue	2,367	2,458	2,443		3.2	(0.6)		550		532	552	0.4	3.8		—	—		58	—	nm	2,917	2,990	3,053	4.7	2.1
Provision for loan losses	—	(2)	(7)		—	250.0		—		—	—	—	—		—	—		—	—	—	—	(2)	(7)	—	250.0
Total expenses	1,756	1,755	1,793		2.1	2.2		375		339	363	(3.2)	7.1		145	22		174	nm	nm	2,276	2,116	2,330	2.4	10.1
Income before income tax expense	$611	$705	$657		7.5	(6.8)		$175		$193	$189	8.0	(2.1)		$(145)	$(22)		$(116)	nm	nm	$641	$876	$730	13.9	(16.7)
Pre-tax margin	25.8%	28.7%	26.9%		110	(180)	bps	31.8%		36.3%	34.2%	240	(210)	bps							22.0%	29.3%	23.9%	190	(540)	bps
	Year Ended December 31,
	Investment Servicing		% Change		Investment Management			% Change		Other(1)		% Change	Total			% Change
(Dollars in millions)	2020	2021	YTD2021 vs. YTD2020		2020	2021		YTD2021 vs. YTD2020		2020	2021	YTD2021 vs. YTD2020	2020		2021	YTD2021 vs. YTD2020
Servicing fees	$5,167	$5,549	7.4%		$—	$—		—%		$—	$—	—%	$5,167		$5,549	7.4%
Management fees	—	—	—		1,880	2,053		9.2		—	—	—	1,880		2,053	9.2
Foreign exchange trading services	1,299	1,149	(11.5)		64	62		(3.1)		—	—	—	1,363		1,211	(11.2)
Securities finance	342	402	17.5		14	14		—		—	—	—	356		416	16.9
Software and processing fees	706	779	10.3		27	4		nm		—	—	—	733		783	6.8
Total fee revenue	7,514	7,879	4.9		1,985	2,133		7.5		—	—	—	9,499		10,012	5.4
Net interest income	2,211	1,919	(13.2)		(11)	(14)		27.3		—	—	—	2,200		1,905	(13.4)
Total other income	4	(1)	nm		—	—		—		—	111	nm	4		110	nm
Total revenue	9,729	9,797	0.7		1,974	2,119		7.3		—	111	—	11,703		12,027	2.8
Provision for loan losses	88	(33)	nm		—	—		—		—	—	—	88		(33)	nm
Total expenses	7,071	7,182	1.6		1,471	1,445		(1.8)		174	262	nm	8,716		8,889	2.0
Income before income tax expense	$2,570	$2,648	3.0		$503	$674		34.0		$(174)	$(151)	(13.2)	$2,899		$3,171	9.4
Pre-tax margin	26.4%	27.0%	60	bps	25.5%	31.8%		630	bps				24.8%		26.4%	160	bps

(1) Represents costs incurred that are not allocated to a specific line of business, including certain severance and restructuring costs, employee costs, acquisition costs and certain provisions for legal contingencies.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ALLOWANCE FOR CREDIT LOSSES

	Quarters								% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21
Allowance for credit losses:
Beginning balance	$93	$124	$163	$153	$148	$135	$121	$117	(23.5)%	(3.3)%
Provision for credit losses (funded commitments)	29	57	3	(6)	—	(19)	(3)	(7)	16.7	nm
Provision for credit losses (unfunded commitments)	3	(4)	(2)	6	(7)	4	1	—	nm	nm
Provision for credit losses (investment securities and all other)	4	(1)	(1)	—	(2)	—	—	—	nm	nm
Total provision	36	52	—	—	(9)	(15)	(2)	(7)	nm	nm
Charge-offs	(5)	(14)	(14)	(8)	—	(1)	(1)	—	nm	nm
Other(1)	—	1	4	3	(4)	2	(1)	(2)	nm	100.0
Ending balance(2)	$124	$163	$153	$148	$135	$121	$117	$108	(27.0)	(7.7)

Allowance for credit losses:
Loans	$97	$141	$134	$122	$118	$100	$95	$87	(28.7)	(8.4)
Investment securities	4	4	3	3	2	2	2	2	(33.3)	—
Unfunded (off-balance sheet) commitments	22	18	15	22	15	19	20	19	(13.6)	(5.0)
All other	1	—	1	1	—	—	—	—	nm	—
Ending balance(2)	$124	$163	$153	$148	$135	$121	$117	$108	(27.0)	(7.7)

(1) Consists primarily of FX translation.
(2) The allowance for credit losses on unfunded commitments is included within Other liabilities in the Consolidated Statement of Condition.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20		4Q21 vs. 3Q21		2020	2021	YTD2021 vs. YTD2020
Fee Revenue:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	$2,504	$2,511	3.9%		0.3%		$9,499	$10,012	5.4%
Total fee revenue, excluding notable items	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	$2,504	$2,511	3.9		0.3		$9,499	$10,012	5.4

Total Revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	$2,990	$3,053	4.7%		2.1%		$11,703	$12,027	2.8%
Less: total other income(1)	—	—	—	—	—	(53)	—	(58)	nm		nm		—	(111)	nm
Total revenue, excluding notable items	$3,065	$2,937	$2,784	$2,917	$2,950	$2,981	$2,990	$2,995	2.7		0.2		$11,703	$11,916	1.8

Expenses:
Total expenses, GAAP-basis	$2,255	$2,082	$2,103	$2,276	$2,332	$2,111	$2,116	$2,330	2.4%		10.1%		$8,716	$8,889	2.0%
Less: Notable expense items:
Acquisition and restructuring costs(2)	(11)	(12)	(15)	(12)	(10)	(11)	(18)	(26)	116.7		44.4		(50)	(65)	30.0
Repositioning (charges) / release	—	—	—	(133)	—	—	—	3	nm		nm		(133)	3	nm
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	(147)	nm		nm		—	(147)	nm
Legal and other	—	—	9	—	(29)	11	—	—	nm		nm		9	(18)	nm
Total expenses, excluding notable items	$2,244	$2,070	$2,097	$2,131	$2,293	$2,111	$2,098	$2,160	1.4		3.0		$8,542	$8,662	1.4

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	$2,504	$2,511	3.9%		0.3%		$9,499	$10,012	5.4%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4		10.1		8,716	8,889	2.0
Fee operating leverage, GAAP-basis									150	bps	(980)	bps			340	bps

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,399	$2,378	$2,306	$2,416	$2,483	$2,514	$2,504	$2,511	3.9%		0.3%		$9,499	$10,012	5.4%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2,111	2,098	2,160	1.4		3.0		8,542	8,662	1.4
Fee operating leverage, excluding notable items									250	bps	(270)	bps			400	bps

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	$2,990	$3,053	4.7%		2.1%		$11,703	$12,027	2.8%
Total expenses, GAAP-basis	2,255	2,082	2,103	2,276	2,332	2,111	2,116	2,330	2.4		10.1		8,716	8,889	2.0
Operating leverage, GAAP-basis									230	bps	(800)	bps			80	bps

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$3,065	$2,937	$2,784	$2,917	$2,950	$2,981	$2,990	$2,995	2.7%		0.2%		$11,703	$11,916	1.8%
Total expenses, excluding notable items (as reconciled above)	2,244	2,070	2,097	2,131	2,293	2,111	2,098	2,160	1.4		3.0		8,542	8,662	1.4
Operating leverage, excluding notable items									130	bps	(280)	bps			40	bps

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date			% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20		4Q21 vs. 3Q21		2020		2021	YTD2021 vs. YTD2020
Net Income :
Net Income GAAP-basis	$634	$694	$555	$537	$519	$763	$714	$697	29.8%		(2.4)%		$2,420		$2,693	11.3
Less: Notable items
Total other income(1)	—	—	—	—	—	(53)	—	(58)					—		(111)
Acquisition and restructuring costs(2)	11	12	15	12	10	11	18	26					50	—	65
Repositioning charges / (release)	—	—	—	133	—	—	—	(3)					133	—	(3)
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	147					—		147
Legal and other	—	—	(9)	—	29	(11)	—	—					(9)	—	18
Tax impact of notable items	(3)	(3)	(4)	(37)	(10)	16	(5)	(29)					(47)	—	(28)
Net Income, excluding notable items	$642	$703	$557	$645	$548	$726	$727	$780	20.9		7.3		$2,547		$2,781	9.2

Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	$728	$693	$662	32.9%		(4.5)%		$2,257		$2,572	14.0%
Less: Notable items
Total other income(1)	—	—	—	—	—	(53)	—	(58)					—		(111)
Acquisition and restructuring costs(2)	11	12	15	12	10	11	18	26					50		65
Repositioning charges / (release)	—	—	—	133	—	—	—	(3)					133		(3)
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	147					—		147
Legal and other	—	—	(9)	—	29	(11)	—	—					(9)		18
Preferred securities redemption(4)(5)	9	—	—	—	5	—	—	—					9		5
Tax impact of notable items	(3)	(3)	(4)	(37)	(10)	16	(5)	(29)					(47)		(28)
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	$691	$706	$745	22.9		5.5		$2,393		$2,665	11.4

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.62	$1.86	$1.45	$1.39	$1.37	$2.07	$1.96	$1.78	28.1%		(9.2)%		$6.32		$7.19	13.8%
Less: Notable items
Total other income(1)	—	—	—	—	—	(0.10)	—	(0.11)					—		(0.23)
Acquisition and restructuring costs(2)	0.02	0.02	0.03	0.03	0.02	0.02	0.04	0.05					0.10		0.14
Repositioning charges / (release)	—	—	—	0.27	—	—	—	(0.01)					0.27		(0.01)
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	0.29					—		0.30
Legal and other	—	—	(0.03)	—	0.06	(0.02)	—	—					(0.02)		0.04
Preferred securities redemption(4)(5)	0.03	—	—	—	0.02	—	—	—					0.03		0.01
Diluted earnings per share, excluding notable items	$1.67	$1.88	$1.45	$1.69	$1.47	$1.97	$2.00	$2.00	18.3		—		$6.70		$7.44	11.0

Pre-tax Margin:
Pre-tax margin, GAAP-basis	25.3%	27.3%	24.5%	22.0%	21.3%	30.9%	29.3%	23.9%	190	bps	(540)	bps	24.8%		26.4%	160	bps
Less: Notable items
Total other income(1)	—	—	—	—	—	(1.2)	—	(1.4)					—		(0.7)
Acquisition and restructuring costs(2)	0.3	0.4	0.5	0.4	0.3	0.4	0.6	0.8					0.4		0.5
Repositioning charges	—	—	—	4.5	—	—	—	—					1.2		—
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	4.8					—		1.2
Legal and other	—	—	(0.3)	—	1.0	(0.4)	—	—					(0.1)		0.2
Pre-tax margin, excluding notable items	25.6%	27.7%	24.7%	26.9%	22.6%	29.7%	29.9%	28.1%	120		(180)		26.3%		27.6%	130

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except earnings per share, or where otherwise noted)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20		4Q21 vs. 3Q21		2020	2021	YTD2021 vs. YTD2020
Return on Average Common Equity:
Return on average common equity, GAAP-basis	10.9%	12.1%	8.9%	8.4%	8.4%	12.6%	11.6%	10.3%	190	bps	(130)	bps	10.0%	10.7%	70	bps
Less: Notable items
Total other income(1)	—	—	—	—	—	(1.0)	—	(0.9)					—	(0.5)
Acquisition and restructuring costs(2)	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.4					0.2	0.3
Repositioning charges	—	—	—	2.4	—	—	—	—					0.6	—
Deferred incentive compensation expense acceleration(3)	—	—	—	—	—	—	—	2.3					—	0.6
Legal and other	—	—	(0.1)	—	0.5	(0.2)	—	—					—	0.1
Preferred securities redemption(4)(5)	0.2	—	—	—	0.1	—	—	—					—	—
Tax impact of notable items	(0.1)	—	—	(0.7)	(0.2)	0.3	(0.1)	(0.5)					(0.2)	(0.1)
Return on average common equity, excluding notable items	11.2%	12.3%	9.0%	10.3%	9.0%	11.9%	11.8%	11.6%	130		(20)		10.6%	11.1%	50

(1) Amount in 2021 consists of $58 million related to the sale of investment securities and $53 million gain on the sale of a majority share of our WMS business.
(2) Acquisition and restructuring costs of approximately $26 million in 4Q21, of which $20 million related to our acquisition of CRD and $6 million to our announced acquisition of BBH Investor Services.

(3) Amount in 2021 reflects $142 million related to the acceleration of expenses associated with certain cash settled deferred incentive compensation awards and $5 million related to employee benefits.

(4) We redeemed all outstanding Series C noncumulative perpetual preferred stock on March 15, 2020 at a redemption price of $500 million ($100,000 per share equivalent to $25.00 per depositary share) plus accrued and unpaid dividends. The difference between the redemption value and the net carrying value of approximately $9 million resulted in an EPS impact of approximately ($.03) per share in the first quarter of 2020.

(5) We redeemed an aggregate of $500 million, or 5,000 of the 7,500 outstanding shares of our non-cumulative perpetual preferred stock, Series F, for cash at a redemption price of $100,000 per share (equivalent to $1,000 per depositary share) plus all declared and unpaid dividends on March 15, 2021.The difference between the redemption value and the net carrying value of approximately $5 million resulted in an EPS impact of approximately ($.02) per share in the first quarter of 2021.

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF PRE-TAX MARGIN EXCLUDING NOTABLE ITEMS

(Dollars in millions)	2017	2018(1)	2019	2020	2021
Total revenue:
Total revenue, GAAP-basis	$11,266	$12,131	$11,756	$11,703	$12,027
Less: Total other income	(56)	—	(44)	—	(111)
Add: Impact of tax legislation	20	—	—	—	—
Add: Legal and other	—	8	—	—	—
Total revenue, excluding notable items	11,230	12,139	11,712	11,703	11,916

Provision for credit losses	2	15	10	88	(33)
Total expenses:
Total expenses, GAAP-basis	8,269	9,015	9,034	8,716	8,889
Less:
Acquisition and restructuring costs	(266)	(24)	(77)	(50)	(65)
Deferred incentive compensation expense acceleration	—	—	—	—	(147)
Legal and other	—	(42)	(172)	9	(18)
Repositioning (charges) / release(1)	—	(324)	(110)	(133)	3
Total expenses, excluding notable items	8,003	8,625	8,675	8,542	8,662
Income before income tax expense, excluding notable items	$3,225	$3,499	$3,027	$3,073	$3,287

Income before income tax expense, GAAP-basis	$2,995	$3,101	$2,712	$2,899	$3,171

Pre-tax margin, excluding notable items	28.7%	28.8%	25.8%	26.3%	27.6%
Pre-tax margin, GAAP-basis	26.6	25.6	23.1	24.8	26.4

(1) Includes charges in 2018 that were previously disclosed as "Business exit: Channel Islands".

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF NOTABLE ITEMS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21	YTD 2020	YTD 2021	YTD2021 vs. YTD2020
Total revenue:
Total revenue, GAAP-basis	$3,065	$2,937	$2,784	$2,917	$2,950	$3,034	$2,990	$3,053	4.7%	2.1%	$11,703	$12,027	2.8%
Less: other income	—	—	—	—	—	(53)	—	(58)	nm	nm	—	(111)	nm
Total revenue, excluding notable items	$3,065	$2,937	$2,784	$2,917	$2,950	$2,981	$2,990	$2,995	2.7	0.2	$11,703	$11,916	1.8

Total expenses:
Total expenses, GAAP basis	$2,255	$2,082	$2,103	$2,276	$2,332	$2,111	$2,116	$2,330	2.4	10.1	$8,716	$8,889	2.0
Less: Notable expense items:
Repositioning charges:
Compensation and employee benefits	—	—	—	(82)	—	—	—	32	nm	nm	(82)	32	nm
Occupancy	—	—	—	(51)	—	—	—	(29)	(43.1)	nm	(51)	(29)	(43.1)
Repositioning (charges) / release	—	—	—	(133)	—	—	—	3	nm	nm	(133)	3	nm
Acquisition and restructuring costs	(11)	(12)	(15)	(12)	(10)	(11)	(18)	(26)	nm	44.4	(50)	(65)	30.0
Deferred incentive compensation expense acceleration	—	—	—	—	—	—	—	(147)	nm	nm	—	(147)	nm
Legal and other	—	—	9	—	(29)	11	—	—	nm	nm	9	(18)	nm
Total expenses, excluding notable items(1)	2,244	2,070	2,097	2,131	2,293	2,111	2,098	2,160	1.4	3.0	8,542	8,662	1.4
Seasonal expenses	(151)	—	—	—	(176)	—	—	—	nm	—	(151)	(176)	16.6
Total expenses excluding notable items and seasonal expenses(1)	2,093	2,070	2,097	2,131	2,117	2,111	2,098	2,160	1.4	3.0	8,391	8,486	1.1
CRD expenses	(58)	(61)	(62)	(67)	(67)	(70)	(73)	(77)	14.9	5.5	(248)	(287)	15.7
CRD related expenses: intangible asset amortization costs	(17)	(16)	(17)	(16)	(17)	(16)	(17)	(17)	6.3	—	(66)	(67)	1.5
Total expenses, excluding notable items, seasonal items, CRD and CRD related expenses	$2,018	$1,993	$2,018	$2,048	$2,033	$2,025	$2,008	$2,066	0.9	2.9	$8,077	$8,132	0.7

Net Income Available to Common Shareholders, GAAP-basis	$580	$662	$517	$498	$489	$728	$693	$662	32.9	(4.5)	$2,257	$2,572	14.0
Notable items as reconciled above: pre-tax	11	12	6	145	39	(53)	18	112			174	116
Tax impact on notable items as reconciled above	(3)	(3)	(4)	(37)	(10)	16	(5)	(29)			(47)	(28)
Preferred security cost	9	—	—	—	5	—	—	—			9	5
Net Income Available to Common Shareholders, excluding notable items	$597	$671	$519	$606	$523	$691	$706	$745	22.9	5.5	$2,393	$2,665	11.4

(1) Please refer to Reconciliations of Constant Currency FX Impact within this addendum for FX impact on this line item.
nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q20	3Q21	4Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21	4Q21 vs. 4Q20	4Q21 vs. 3Q21
GAAP-Basis Results:
Fee revenue:
Servicing fees	$1,307	$1,395	$1,384	$(10)	$(10)	$1,394	$1,394	6.7%	(0.1)%
Management fees	493	526	530	(3)	(2)	533	532	8.1	1.1
Foreign exchange trading services	324	279	300	—	—	300	300	(7.4)	7.5
Securities finance	88	106	102	—	—	102	102	15.9	(3.8)
Software and processing fees	204	198	195	(1)	(1)	196	196	(3.9)	(1.0)
Total fee revenue	2,416	2,504	2,511	(14)	(13)	2,525	2,524	4.5	0.8
Net interest income	499	487	484	(2)	(3)	486	487	(2.6)	—
Total other income	2	(1)	58	—	—	58	58	nm	nm
Total revenue	$2,917	$2,990	$3,053	$(16)	$(16)	$3,069	$3,069	5.2	2.6

Expenses:
Compensation and employee benefits	$1,129	$1,054	$1,181	$(8)	$(6)	$1,189	$1,187	5.3	12.6
Information systems and communications	394	406	436	(1)	(1)	437	437	10.9	7.6
Transaction processing services	257	253	238	(1)	(1)	239	239	(7.0)	(5.5)
Occupancy	162	102	133	(1)	(1)	134	134	(17.3)	31.4
Acquisition and restructuring costs	12	18	26	—	—	26	26	116.7	44.4
Amortization of other intangible assets	59	62	62	(1)	(1)	63	63	6.8	1.6
Other	263	221	254	—	(2)	254	256	(3.4)	15.8
Total expenses	$2,276	$2,116	$2,330	$(12)	$(12)	$2,342	$2,342	2.9	10.7

Total expenses, excluding notable items - Non-GAAP	$2,131	$2,098	$2,160	$(12)	$(12)	$2,172	$2,172	1.9	3.5

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2020	2021	YTD2021 vs. YTD2020	2021	YTD2021 vs. YTD2020
GAAP-Basis Results:
Fee revenue:
Servicing fees	$5,167	$5,549	$72	$5,477	6.0%
Management fees	1,880	2,053	20	2,033	8.1
Foreign exchange trading services	1,363	1,211	1	1,210	(11.2)
Securities finance	356	416	2	414	16.3
Software and processing fees	733	783	3	780	6.4
Total fee revenue	9,499	10,012	98	9,914	4.4
Net interest income	2,200	1,905	29	1,876	(14.7)
Total other income	4	110	—	110	nm
Total revenue	$11,703	$12,027	$127	$11,900	1.7

Expenses:
Compensation and employee benefits	$4,450	$4,554	$53	$4,501	1.1
Information systems and communications	1,550	1,661	6	1,655	6.8
Transaction processing services	978	1,024	13	1,011	3.4
Occupancy	489	444	7	437	(10.6)
Acquisition and restructuring costs	50	65	—	65	30.0
Amortization of other intangible assets	234	245	2	243	3.8
Other	965	896	10	886	(8.2)
Total expenses	$8,716	$8,889	$91	$8,798	0.9

Total expenses, excluding notable items - Non-GAAP	$8,542	$8,662	$91	$8,571	0.3%

nm Denotes not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The tangible common equity, or TCE, ratio is a capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated average common shareholders’ equity by average consolidated total assets, after reducing both amounts by average goodwill and average other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude average cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Average tangible common equity and adjusted average tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.
The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
Average consolidated total assets		$251,181	$284,688	$264,383	$277,055	$296,328	$308,195	$291,459	$303,007
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662	7,652	7,621	7,628
Average other intangible assets		1,996	1,938	1,902	1,849	1,798	1,987	1,901	1,850
Average cash balances held at central banks in excess of required reserves		64,383	83,801	69,072	76,086	92,207	97,257	77,207	83,931
Plus related deferred tax liabilities		476	478	483	489	489	490	495	499
Average tangible assets	A	$177,756	$191,915	$186,289	$191,972	$195,150	$201,789	$205,225	$210,097
Consolidated average common shareholders' equity		$21,466	$21,931	$23,014	$23,498	$23,583	$23,252	$23,791	$25,393
Less:
Average goodwill		7,522	7,512	7,603	7,637	7,662	7,652	7,621	7,628
Average other intangible assets		1,996	1,938	1,902	1,849	1,798	1,987	1,901	1,850
Adjusted average equity		11,948	12,481	13,509	14,012	14,123	13,613	14,269	15,915
Plus related deferred tax liabilities		476	478	483	489	489	490	495	499
Average tangible common equity	B	$12,424	$12,959	$13,992	$14,501	$14,612	$14,103	$14,764	$16,414
Average tangible common equity ratio	B/A	7.0%	6.8%	7.5%	7.6%	7.5%	7.0%	7.2%	7.8%

GAAP-basis:
Net income available to common shareholders		$580	$662	$517	$498	$489	$728	$693	$662
Return on tangible common equity - Non-GAAP		18.7%	19.2%	16.8%	15.6%	13.4%	17.3%	17.3%	15.7%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Basel III Advanced Approaches(1)								Basel III Standardized Approach(2)
(Dollars in millions)	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q21
RATIOS:
Common equity tier 1 capital	11.1%	12.7%	12.8%	13.1%	11.9%	11.8%	13.8%	14.3%	10.7%	12.3%	12.4%	12.3%	10.8%	11.2%	13.5%	14.2%
Tier 1 capital	13.4	15.1	15.1	15.4	13.6	13.5	15.5	16.0	12.9	14.6	14.7	14.4	12.4	12.9	15.2	15.9
Total capital	14.5	16.0	16.0	16.2	15.2	14.8	16.9	17.4	14.1	15.7	15.7	15.3	14.0	14.3	16.6	17.4
Tier 1 leverage	6.1	6.1	6.6	6.4	5.4	5.2	6.3	6.1	6.1	6.1	6.6	6.4	5.4	5.2	6.3	6.1

Supporting Calculations:
Common equity tier 1 capital	$12,115	$13,168	$13,825	$14,377	$13,443	$13,691	$15,831	$15,945	$12,115	$13,168	$13,825	$14,377	$13,443	$13,691	$15,831	$15,945
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,458	114,878	111,822	112,763	106,839	111,159	117,080	124,324	121,922	117,229	112,480
Common equity tier 1 risk-based capital ratio	11.1%	12.7%	12.8%	13.1%	11.9%	11.8%	13.8%	14.3%	10.7%	12.3%	12.4%	12.3%	10.8%	11.2%	13.5%	14.2%

Tier 1 capital	$14,586	$15,639	$16,296	$16,848	$15,419	$15,667	$17,807	$17,921	$14,586	$15,639	$16,296	$16,848	$15,419	$15,667	$17,807	$17,921
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,458	114,878	111,822	112,763	106,839	111,159	117,080	124,324	121,922	117,229	112,480
Tier 1 risk-based capital ratio	13.4%	15.1%	15.1%	15.4%	13.6%	13.5%	15.5%	16.0%	12.9%	14.6%	14.7%	14.4%	12.4%	12.9%	15.2%	15.9%

Total capital	$15,771	$16,650	$17,290	$17,810	$17,220	$17,259	$19,397	$19,509	$15,877	$16,766	$17,413	$17,957	$17,355	$17,379	$19,514	$19,616
Total risk-weighted assets	109,056	103,763	108,112	109,705	113,051	116,458	114,878	111,822	112,763	106,839	111,159	117,080	124,324	121,922	117,229	112,480
Total risk-based capital ratio	14.5%	16.0%	16.0%	16.2%	15.2%	14.8%	16.9%	17.4%	14.1%	15.7%	15.7%	15.3%	14.0%	14.3%	16.6%	17.4%

Tier 1 capital	$14,586	$15,639	$16,296	$16,848	$15,419	$15,667	$17,807	$17,921	$14,586	$15,639	$16,296	$16,848	$15,419	$15,667	$17,807	$17,921
Leverage exposure(3)	239,861	256,418	247,762	263,490	285,480	298,682	281,952	293,565	239,861	256,418	247,762	263,490	285,480	298,682	281,952	293,565
Tier 1 leverage ratio	6.1%	6.1%	6.6%	6.4%	5.4%	5.2%	6.3%	6.1%	6.1%	6.1%	6.6%	6.4%	5.4%	5.2%	6.3%	6.1%

(1) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule. Capital ratios as of December 31, 2021 are estimates.

(2) CET1, tier 1 capital, total capital and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule. Capital ratios as of December 31, 2021 are estimates.

(3) Leverage exposure is equal to average consolidated total assets less applicable Tier 1 capital deductions.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

We are subject to a minimum Supplementary Leverage Ratio or SLR of 3%, and as a U.S. G-SIB, we must maintain a 2% SLR buffer in order to avoid any limitations on distributions to shareholders and discretionary bonus payments to certain executives.

(Dollars in millions)		As of March 31, 2020	As of June 30, 2020	As of September 30, 2020	As of December 31, 2020	As of March 31, 2021	As of June 30, 2021	As of September 30, 2021	As of December 31, 2021
Tier 1 Capital	A	$14,586	$15,639	$16,296	$16,848	$15,419	$15,667	$17,807	$17,921
On-and off-balance sheet leverage exposure		279,537	198,266	206,985	216,900	223,451	241,743	246,609	251,879
Less: regulatory deductions		(9,275)	(9,234)	(9,261)	(9,353)	(9,586)	(9,500)	(9,507)	(9,442)
Total leverage exposure for SLR	B	$270,262	$189,032	$197,724	$207,547	$213,865	$232,243	$237,102	$242,437
Supplementary Leverage Ratio	A/B	5.4%	8.3%	8.2%	8.1%	7.2%	6.7%	7.5%	7.4%